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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): May 7, 2002


                              Promotions.com, Inc.
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             (Exact name of registrant as specified in its charter)



         Delaware               000-27411                  13-3898912
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      (State or other        (Commission File             (IRS Employer
      jurisdiction of            Number)               Identification No.)
      organization)





268 West 44th Street, New York, New York                   10036
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(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:  (212) 971-9800



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          (Former name or former address if changed since last report)



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Item 9.           Regulation FD Disclosure.
                  -------------------------

                  For the quarter ended March 31, 2002, Promotions.com, Inc. ("Promotions.com") recorded revenues of approximately $1.4 million and marginally positive Earnings Before Interest, Taxes, Depreciation and Amortization, excluding costs and expenses related to the acquisition of Promotions.com by iVillage Inc. ("iVillage").

                  In connection with their proposed merger iVillage and Promotions.com have filed a Registration Statement on Form S-4 with the Securities and Exchange Commission ("SEC"), and a Proxy Statement/Prospectus is included in that Registration Statement. Other materials relating to the merger also have been, and will be, filed with the SEC. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, REGISTRATION STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

                  Materials filed with the SEC are available electronically, without charge, at an Internet site maintained by the SEC. The address of that site is http://www.sec.gov. In addition, the Proxy Statement/Prospectus filed with the SEC by iVillage has been mailed to Promotions.com's stockholders and may be obtained without charge upon request to iVillage, attention Carl Fischer, Vice President, Corporate Communications, 212.600.6502.



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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           Promotions.com, Inc.
                                           (Registrant)

         Date:  May 6, 2002                By:  /s/ Lawrence M. Quartaro
                                                ------------------------------
                                               Lawrence M. Quartaro
                                               Chief Financial Officer